EXHIBIT 10.1

Certain identified information has been excluded from this exhibit because it is both (i) not material, and (ii) would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been redacted.

AMENDMENT TO TRANSITION SERVICES AGREEMENT

This Amendment to Transition Services Agreement (this “Amendment”), dated as of July 31, 2023 (the “Effective Date”) is made by and between Eisai Inc., a Delaware corporation (“Seller”) and Catalyst Pharmaceuticals, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

BACKGROUND

A. Seller and Buyer are parties to that certain Transition Services Agreement, dated January 24, 2023 (the “Agreement”).

B. Seller and Buyer desire to amend the Agreement to extend the term thereof with respect to the Manufacturing Services and clarify the Parties’ obligations under the Agreement for such extended term.

C. Accordingly, Seller and Buyer hereby amend the Agreement in accordance with and subject to the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

2. Amendment to Section 2.10.3.

Section 2.10 of the Agreement is hereby amended by adding the following as Section 2.10.5:

“2.10.5 Bulk Product / API Supply. [***]

Section 2.10.3(c) of the Agreement is hereby amended by replacing each reference to “Initial Transition Period” with “Transition Period”.

3. Amendment to Section 8.1. Section 8.1(c)(i) of the Agreement is hereby amended by replacing “the date that is the last day of the Initial Transition Period” with “March 31, 2024”.

4. Amendment to Schedule 4.1. Schedule 4.1 of the Agreement is hereby replaced with Schedule 4.1 attached hereto as Exhibit A.

5. Service Clarification. [***]

6. Supply Clarification. [***]

7. Effect of Amendment. Except as otherwise provided herein, all of the provisions of the Agreement are hereby ratified and confirmed and all the terms, conditions and provisions thereof remain in full force and effect.

8. Miscellaneous. The provisions of Section 9.1 (Force Majeure), Section 9.3 (Assignment), Section 9.4 (No Benefit to Third Parties), Section 9.6 (Severability), Section 9.7 (Governing Law), Section 9.8 (Jurisdiction), Section 9.9 (Service of Process), Section 9.10 (Amendments and Waivers), Section 9.11 (Joint Drafting), and Section 9.12 (Counterparts) of the Agreement shall apply to this Amendment mutatis mutandis as if set forth herein.

9. Entire Agreement. This Amendment, together with the Agreement, the Asset Purchase Agreement (including the Schedules and Exhibits expressly contemplated thereby and attached thereto), the Schedules expressly contemplated hereby and attached hereto, the Disclosure Schedules, the Ancillary Agreements, the Confidentiality Agreement and the other agreements, certificates and documents delivered in connection herewith or therewith or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

EISAI INC.

By:	/s/ Alex Scott
Name:	Alex Scott
Title:	EVP, Integrity

CATALYST PHARMACEUTICALS, INC.

By:	/s/ Patrick J. McEnany
Name:	Patrick J. McEnany
Title:	Chairman, President and CEO

Schedule 2.10.5

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Exhibit A

Schedule 4.1

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